UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2017

Baker Hughes, a GE company

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

(Address of Principal Executive Offices)

(713) 439-8600

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introduction

This Current Report on Form 8-K is being filed in connection with the completion (“Closing”) of the previously announced combination (the “Transactions”) of General Electric Company’s (“GE”) Oil & Gas business (“GE O&G”) and Baker Hughes Incorporated (“Baker Hughes”). The Transactions were completed on July 3, 2017 pursuant to the Transaction Agreement and Plan of Merger, dated as of October 30, 2016, among GE, Baker Hughes, Bear NewCo, Inc. (which was renamed “Baker Hughes, a GE company”) (“BHGE”) and Bear MergerSub, Inc., as amended by the Amendment to Transaction Agreement and Plan of Merger, dated as of March 27, 2017, among GE, Baker Hughes, BHGE, Bear MergerSub, Inc., BHI Newco, Inc. (“Newco 2”) and Bear MergerSub 2, Inc. (as it may be further amended from time to time, the “Transaction Agreement”).

The Transactions included (i) the merger of Baker Hughes with Bear MergerSub 2, Inc., an indirect, wholly owned subsidiary of Baker Hughes, with Baker Hughes surviving the merger as a direct wholly owned subsidiary of Newco 2 (the “First Merger”), (ii) the conversion of the surviving corporation of the First Merger into a Delaware limited liability company (which was originally named Newco LLC and then renamed Baker Hughes, a GE company, LLC) (“BHGE LLC”) (the “Conversion”), (iii) the merger of Newco 2 with BHGE, with BHGE surviving the merger (the “Second Merger” and collectively with the First Merger, the “Mergers”) and (iv) the transfer by GE to BHGE LLC, following the Mergers and the Conversion, of (1) all of the equity interests of the GE O&G holding companies that held directly or indirectly the assets and liabilities of GE O&G, including GE O&G operating subsidiaries, and (2) $7.4 billion in cash in exchange for approximately 62.5% of the membership interests in BHGE LLC. GE also received Class B common stock, par value $0.0001 per share, of BHGE, representing approximately 62.5% of the voting power of the outstanding shares of common stock of BHGE, in exchange for contributing the par value thereof to BHGE.

The Current Report on Form 8-K of BHGE, dated July 3, 2017 and filed prior to this Current Report on Form 8-K, contains additional information about the Transactions and the Transaction Agreement.

Item 4.01.	Changes in Registrant’s Certifying Accountant

The Transactions were treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, GE O&G, will become the historical financial statements of BHGE for periods ending after Closing. KPMG S.p.A. was the independent registered public accounting firm that audited GE O&G’s financial statements for the fiscal years ended December 31, 2016, 2015 and 2014.

(a) Deloitte & Touche LLP (“Deloitte”) advised the audit committee (the “Audit Committee”) of BHGE that it performs certain non-audit services for, and has certain other relationships with GE, including GE O&G. Deloitte also advised the Audit Committee that certain present and former Deloitte personnel or certain of their family members have employment relationships with GE, and that certain Deloitte personnel and their family members and Deloitte member firms have financial interests in GE. Services and other relationships that relate to GE O&G include management functions, financial information systems design and implementation, and business relationships. Services and relationships that do not relate to GE O&G include management functions, expert services unrelated to the audit or review of BHGE’s financial statements, legal services, services performed under contingent fee arrangements, and business relationships. These financial interests, employment relationships, non-audit services, and business relationships are prohibited under the U.S. Securities and Exchange Commission’s (the “SEC”) auditor independence rules.

Deloitte informed the Audit Committee that because the aforementioned matters did not impact BHGE for any period through June 30, 2017 and prior to Closing, and because of appropriate measures with respect to the audit engagement team, Deloitte will maintain objectivity and impartiality on all issues encompassed within its interim review of BHGE’s condensed consolidated financial statements for the three and six month periods ended June 30, 2017.

After considering the facts and circumstances, the Audit Committee concurred in Deloitte’s conclusion that, for the reasons described, the aforementioned matters will not impair Deloitte’s objectivity and impartiality with respect to the planning and execution of the interim review of BHGE’s condensed consolidated financial statements for the three and six month periods ended June 30, 2017. However, the Audit Committee has determined to dismiss Deloitte as the independent registered public accounting firm of BHGE subsequent to the filing of BHGE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

Deloitte’s report on BHGE’s financial statements for the fiscal year ended December 31, 2016, the only fiscal year since BHGE’s incorporation, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, from the incorporation of BHGE and through the date of this report, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, and there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

BHGE has provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the SEC stating whether it agreed with the above statements made by BHGE. A copy of such letter, dated July 3, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K, and incorporated herein by reference.

(b) The Audit Committee has determined to dismiss KPMG S.p.A. as the independent registered public accounting firm of GE O&G subsequent to the filing of BHGE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. KPMG S.p.A.’s reports on GE O&G’s financial statements for the most recent fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, during GE O&G’s two most recent fiscal years and through the date of this report, there were no disagreements with KPMG S.p.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG S.p.A., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, and there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

BHGE has provided KPMG S.p.A. with a copy of the foregoing disclosures and requested that KPMG S.p.A. furnish a letter addressed to the SEC stating whether it agreed with the above statements made by BHGE. A copy of such letter, dated July 3, 2017, is filed as Exhibit 16.2 to this Current Report on Form 8-K, and incorporated herein by reference.

(c) On July 3, 2017, the Audit Committee formally engaged KPMG LLP to be the independent registered public accounting firm for BHGE for the fiscal year ending December 31, 2017, commencing upon the filing of BHGE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. From the incorporation of BHGE through July 3, 2017, neither BHGE, nor anyone on its behalf, consulted with KPMG LLP in regards to BHGE’s financial statements, which were audited by Deloitte through December 31, 2016, with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that was rendered on BHGE’s financial statements or the type of audit opinion that might be rendered on BHGE’s financial statements; (iii) no written report or oral advice was provided to BHGE by KPMG LLP that KPMG LLP concluded was an important factor considered by BHGE in reaching a decision as to any accounting, auditing or financial reporting issue; or (iv) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure

On July 3, 2017, BHGE issued a press release announcing the consummation of the Transactions. A copy of such press release is attached hereto as Exhibit 99.1 and is furnished herewith.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP to the SEC, dated July 3, 2017

16.2	Letter from KPMG S.p.A to the SEC, dated July 3, 2017

99.1	Press release, dated July 3, 2017 issued by BHGE

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2017

Baker Hughes, a GE company

By:	/s/ Lee Whitley
Name:	Lee Whitley
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP to the SEC, dated July 3, 2017

16.2	Letter from KPMG S.p.A to the SEC, dated July 3, 2017

99.1	Press release, dated July 3, 2017 issued by BHGE

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